[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) GLOBAL ASSET
                    ALLOCATION FUND

                    ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
Independent Auditors' Report .............................................. 39
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers

    o  analysis of the company's financial statements and balance sheets

    o  contact with the company's current and potential customers

    o  contact with the company's competitors

    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
    Joseph C. Flaherty, Jr.

Dear Shareholders,
For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 20.81%, Class B shares 20.20%, Class C shares 20.20%, and Class I shares 20.40%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to returns over the same period for the fund's benchmarks: 9.81% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), an unmanaged index of international stocks; 7.56% for the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and -6.34% for the J.P. Morgan Non-Dollar
Government Bond Index, an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States), with remaining maturities of at least one year. During the same period, the average global flexible portfolio fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 16.45%.

Q. THE FUND'S RELATIVE PERFORMANCE VERSUS ITS BENCHMARKS WAS VERY GOOD OVER THE PAST 12 MONTHS. WHAT WERE THE PRIMARY FACTORS?

A. The fund's strategy of utilizing quantitative measures and in-depth fundamental analysis to create a well-diversified portfolio of stocks and bonds worked well during the period. To set the overall asset allocation, we use MFS proprietary quantitative models to evaluate each market's current valuations and economic strength compared to historical levels. Based on that information, we then allocate the portfolio to focus on what we see as growing economies and undervalued markets that have encouraging prospects. Once we set an overall asset allocation, however, our stock and bond picking is based on extensive bottom-up research and analysis.

Q.  HOW WOULD YOU DESCRIBE THE CURRENT MARKET ENVIRONMENT?

A. During the past few years, diversification has generally hurt investors' returns; however, given the exceptional strength of the U.S. equity market over the past 10 years and the prospects for slower growth in the United States, we think the environment is ideal for a broadening of global market strength. We are currently finding many attractive growth opportunities in Europe, Japan, and the United States across a wide range of industries. In addition, corporate restructuring and industry consolidation has continued to spread worldwide, which could spur additional interest in international equities. As a result, we believe one of the best ways to take advantage of these international opportunities and global economic growth is to maintain a well-diversified portfolio of domestic and foreign investments.

Q. HOW DID THE FUND'S DOMESTIC AND INTERNATIONAL EQUITY HOLDINGS PERFORM DURING THE PERIOD?

A. On the equity side, our focus on valuations, fundamental business strengths, economic variables such as interest rates, and risk-adjusted total returns led us to slightly underweight the fund's exposure to equities relative to our benchmarks. During a period of high volatility and weakness for stocks, this strategy worked to our advantage. The fund's overweighting in Japanese stocks relative to the MSCI EAFE Index also continued to be a major theme affecting performance. Early in the period, performance was aided by superior returns from positions in Japanese technology and telecommunications stocks such as Hitachi, Canon, and NTT Mobile. The portfolio received a similar boost from U.S. and European telecommunications and technology stocks such as Corning, Vodafone Group, Micron Technology, Oracle, and Cisco. During the second quarter of 2000, however, concerns about valuations and the potential of a slowdown in global economic growth caused a correction in technology and telecommunications stocks in many countries. Persistent selling pressures subsequently reduced much of the performance achieved by these stocks during the first three months of the period.

Q. HOW DID YOU POSITION THE FUND'S FIXED-INCOME ASSETS DURING THE PERIOD? HOW DID THIS POSITIONING AID PERFORMANCE?

A. On the bond side, our fixed-income holdings provided stability and generally positive returns during a period of severe stock market volatility. During the past six months, our bond positions generally outperformed the equity component of the portfolio. Our decision to overweight the fund in U.S. Treasuries and high-quality foreign government bonds aided performance. Our longer-term Treasuries performed particularly well during the six-month period while short-term Treasuries suffered in the rising interest-rate environment. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Our positions in long-term European government bonds, which outperformed their shorter-maturity counterparts, also benefited performance. While our exposure to emerging-market bonds was marginal, our favorable security selection in that area generally contributed to total return.

Q.  WHAT IS YOUR STRATEGY FOR THE FUND IN THE COMING MONTHS?

A. Looking forward, we'll continue to emphasize our disciplined quantitative process. Once our quantitative models provide us with a macroeconomic view of the general health and attractiveness of various regions, countries, and industries, our fundamental research begins. As always, our focus is to balance risk in the portfolio by holding what we believe is the best mix of stocks and bonds. At the same time, our goal is to find the companies and securities that we think offer attractive valuations, superior income potential, and growth opportunities.

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

JOSEPH C. FLAHERTY, JR., IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP. HE IS PORTFOLIO MANAGER OF THE GLOBAL ASSET ALLOCATION PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS.

JOE JOINED MFS AS A FIXED-INCOME QUANTITATIVE RESEARCH ASSOCIATE IN 1993 AND WAS NAMED QUANTITATIVE RESEARCH ANALYST AND ASSISTANT VICE PRESIDENT IN 1996. HE BECAME VICE PRESIDENT AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP IN 1998 AND PORTFOLIO MANAGER IN 1999. HE EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING FROM TUFTS UNIVERSITY IN 1984 AND AN M.B.A. IN FINANCE FROM BENTLEY COLLEGE IN 1990.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                 SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS
                           IN EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE
                           PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE
                           EQUITY/FIXED-INCOME FUND.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     JULY 22, 1994

CLASS INCEPTION:           CLASS A  JULY 22, 1994
                           CLASS B  JULY 22, 1994
                           CLASS C  JULY 22, 1994
                           CLASS I  JANUARY 7, 1997

SIZE:                      $224.5 MILLION NET ASSETS AS OF AUGUST 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, July 22, 1994, through August 31, 2000. Index information is from August 1, 1994.)

              MFS Global       J.P. Morgan                        Lehman
                Asset           Non-Dollar        MSCI            Brothers
              Allocation        Government        EAFE           Aggregate
             Fund - Class A     Bond Index        Index          Bond Index
    -----------------------------------------------------------------------
    1/94       $ 9,525          $10,000          $10,000          $10,000
    8/94         9,735            9,945           10,239           10,012
    8/95        10,852           11,647           10,320           11,144
    8/96        12,396           12,658           11,166           11,601
    8/97        14,338           12,303           12,211           12,761
    8/98        14,092           13,240           12,227           14,110
    8/99        15,824           13,920           15,409           14,222
    8/00        19,117           13,038           16,922           15,297

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +20.81%      +33.33%      +76.16%      +100.71%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +20.81%      +10.06%      +11.99%      + 12.08%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +15.08%      + 8.29%      +10.91%      + 11.19%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +20.20%      +31.24%      +71.43%      + 93.61%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +20.20%      + 9.49%      +11.38%      + 11.42%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +16.20%      + 8.64%      +11.12%      + 11.42%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +20.20%      +31.25%      +71.59%      + 93.91%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +20.20%      + 9.49%      +11.40%      + 11.45%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +19.20%      + 9.49%      +11.40%      + 11.45%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +20.40%      +34.08%      +77.67%      +102.42%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +20.40%      +10.27%      +12.18%      + 12.23%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Average global flexible portfolio funds+                +16.45%      +11.93%      +13.00%      + 12.73%
---------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index#           - 6.34%      + 1.95%      + 2.28%      +  4.46%
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                        + 9.81%      +11.49%      +10.39%      +  9.03%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                   + 7.56%      + 6.23%      + 6.54%      +  7.24%
---------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, July 22, 1994, through
    August 31, 2000. Index information is from August 1, 1994.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.
(+) Average annual rates of return.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns, but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

PORTFOLIO STRUCTURE

            Domestic Equity                                   32.2%
            International Equity                              25.8%
            International Bonds                               14.6%
            U.S. Treasury Bonds                               10.8%
            Government Agency Bonds                            7.2%
            High Yield Corporate Bonds                         6.5%
            Emerging Markets Debt Bonds                        1.9%
            High Grade Corporate Bonds                         1.0%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 58.0%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
Foreign Stocks - 30.6%
  Australia - 1.0%
    QBE Insurance Group Ltd. (Insurance)*                               445,838       $  2,222,886
--------------------------------------------------------------------------------------------------
  Bermuda - 0.5%
    Tycom Ltd. (Telecommunications)*                                        900       $     37,462
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     21,470            335,469
    Global Crossing Ltd. (Telecommunications)*                           25,090            754,268
                                                                                      ------------
                                                                                      $  1,127,199
--------------------------------------------------------------------------------------------------
  Brazil - 0.3%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)*                                           26,240       $    716,680
--------------------------------------------------------------------------------------------------
  Canada - 2.1%
    BCE, Inc. (Telecommunications)                                       44,002       $    986,793
    Canadian National Railway Co. (Railroads)                            53,600          1,577,850
    Nortel Networks Corp. (Telecommunications)                           20,582          1,678,720
    Nortel Networks Corp. (Telecommunications)                            7,090            579,390
                                                                                      ------------
                                                                                      $  4,822,753
--------------------------------------------------------------------------------------------------
  China - 0.1%
    China Telecom Ltd. (Telecommunications)                              24,000       $    184,651
--------------------------------------------------------------------------------------------------
  Finland - 1.1%
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)               57,725       $  2,192,436
    Sonera Oyj (Telecommunications)                                       6,250            208,539
                                                                                      ------------
                                                                                      $  2,400,975
--------------------------------------------------------------------------------------------------
  France - 3.6%
    Alcatel Co. (Telecommunications)*                                     9,600       $    784,177
    Aventis S.A. (Pharmaceuticals)                                       11,000            824,838
    Banque Nationale de Paris (Banks and Credit Cos.)                    12,200          1,120,520
    Business Objects S.A., ADR (Computer Software - Systems)*               770             88,165
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                37,400          1,822,062
    Technip S.A. (Construction)                                           8,500          1,102,017
    Total S.A., "B" (Oils)                                                8,800          1,304,904
    Vivendi S.A. (Business Services)                                     13,500          1,102,150
                                                                                      ------------
                                                                                      $  8,148,833
--------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               5,840       $    851,545
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*           3,900             37,050
                                                                                      ------------
                                                                                      $    888,595
--------------------------------------------------------------------------------------------------
  Japan - 5.8%
    Canon, Inc. (Special Products and Services)                          60,000       $  2,684,803
    Fast Retailing Co. (Retail)                                           4,100            658,461
    Fast Retailing-new shares (Retail)*                                   4,100            658,462
    Fujitsu Ltd. (Computer Hardware - Systems)                           46,000          1,333,396
    Hitachi Ltd. (Electronics)                                          138,000          1,635,028
    NTT Mobile Communications Network, Inc. (Telecommunications)            130          3,439,024
    Sony Corp. (Electronics)                                             13,700          1,529,362
    Tokyo Broadcasting System, Inc. (Entertainment)                      32,000          1,146,717
                                                                                      ------------
                                                                                      $ 13,085,253
--------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Iusacell S.A. de C.V., ADR (Telecommunications)*               12,970       $    165,367
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  15,800          1,023,050
                                                                                      ------------
                                                                                      $  1,188,417
--------------------------------------------------------------------------------------------------
  Netherlands - 3.8%
    Completel Europe N.V. (Telecommunications)*                           1,450       $     12,648
    Akzo Nobel N.V. (Chemicals)                                          53,000          2,342,673
    ASM Lithography Holding N.V. (Computer Software - Systems)*           3,910            149,069
    ING Groep N.V. (Financial Services)*                                 20,101          1,344,956
    KPN N.V. (Telecommunications)*                                       34,066            907,207
    Libertel N.V. (Cellular Telecommunications)*                         41,700            590,223
    Philips Electronics N.V. (Electronics)*                              32,204          1,566,064
    Royal Dutch Petroleum Co. (Oils)                                     21,900          1,331,233
    Versatel Telecommunications N.V. (Telecommunications)*                7,280            207,375
                                                                                      ------------
                                                                                      $  8,451,448
--------------------------------------------------------------------------------------------------
  Portugal - 0.3%
    Telecel - Comunicacoes Pessoais, S.A. (Cellular
      Telecommunications)*                                               56,000       $    736,471
--------------------------------------------------------------------------------------------------
  Singapore - 1.4%
    Chartered Semiconductor Manufacturing Co., ADR (Electronics)*         3,395       $    288,151
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    277,206          1,401,658
    Overseas-Chinese Banking Corp. Ltd. (Banks and
      Credit Cos.)                                                      115,000            795,362
    Singapore Press Holdings Ltd. (Printing and Publishing)              37,000            595,664
                                                                                      ------------
                                                                                      $  3,080,835
--------------------------------------------------------------------------------------------------
  South Korea - 0.8%
    Samsung Electronics (Electronics)                                     6,860       $  1,692,261
--------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Saab AB, "B" (Aerospace)                                            248,000       $  1,997,711
    Tele1 Europe Holdings AB (Telecommunications)*                        1,170             14,385
                                                                                      ------------
                                                                                      $  2,012,096
--------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Novartis AG (Medical and Health Products)                             1,120       $  1,693,988
--------------------------------------------------------------------------------------------------
  United Kingdom - 7.2%
    AstraZeneca Group PLC (Medical and Health Products)                  29,444       $  1,323,214
    BAE Systems PLC (Aerospace)*                                        200,818          1,249,705
    BP Amoco PLC (Oils)*                                                140,500          1,285,017
    BP Amoco PLC, ADR (Oils)                                             12,750            704,438
    Cable & Wireless Communications PLC, ADR (Telecommunications)*       39,275            725,257
    Carlton Communications PLC (Broadcasting)*                           87,200            948,692
    CGU PLC (Insurance)*                                                 61,821            950,582
    Diageo PLC (Food and Beverage Products)*                            115,246            982,994
    Granada Media (Media)*                                               39,410            371,593
    HSBC Holdings PLC (Banks and Credit Cos.)*                           88,100          1,266,477
    Next PLC (Retail)                                                    75,700            683,021
    Reckitt Benckiser PLC (Consumer Goods and Services)                  78,700            938,413
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                  68,176          1,230,267
    Vodafone Group PLC (Telecommunications)*                            891,432          3,598,082
                                                                                      ------------
                                                                                      $ 16,257,752
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 68,711,093
--------------------------------------------------------------------------------------------------
U.S. Stocks - 27.4%
  Aerospace - 0.7%
    Boeing Co.                                                           23,840       $  1,278,420
    United Technologies Corp.                                             5,300            330,919
                                                                                      ------------
                                                                                      $  1,609,339
--------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                                14,310       $    712,817
--------------------------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Pharmacia Corp.                                                      11,806       $    691,389
--------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Seagate Technology, Inc.*                                             2,750       $    163,281
--------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    BEA Systems, Inc.*                                                    3,350       $    228,009
    Computer Sciences Corp.*                                              9,240            730,538
    Thermo Electron Corp.*                                                8,020            186,465
    VeriSign, Inc.*                                                       8,466          1,683,676
                                                                                      ------------
                                                                                      $  2,828,688
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.4%
    Sprint Corp. (PCS Group)*                                            19,230       $    965,106
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Compaq Computer Corp.                                                19,900       $    677,844
    Dell Computer Corp.*                                                  4,300            187,587
                                                                                      ------------
                                                                                      $    865,431
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.3%
    Mercury Interactive Corp.*                                              680       $     83,088
    Microsoft Corp.*                                                      9,470            661,124
                                                                                      ------------
                                                                                      $    744,212
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    EMC Corp.*                                                            7,580       $    742,840
    Interwoven, Inc.*                                                       800             76,800
    Resonate Inc.*                                                           10                441
    TIBCO Software, Inc.*                                                 1,150            117,228
                                                                                      ------------
                                                                                      $    937,309
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.1%
    Ariba, Inc.*                                                          2,860       $    450,092
    Comverse Technology, Inc.*                                            3,540            325,459
    Digex, Inc.*                                                          3,310            280,316
    E.piphany, Inc.*                                                      2,830            294,320
    Foundry Networks, Inc.*                                                 130             12,098
    I2 Technologies, Inc.*                                                1,340            226,711
    Oracle Corp.*                                                        23,120          2,102,475
    Rational Software Corp.*                                              1,370            176,302
    Siebel Systems, Inc.*                                                   600            118,687
    VERITAS Software Corp.*                                               5,477            660,321
                                                                                      ------------
                                                                                      $  4,646,781
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Tyco International Ltd.                                              19,910       $  1,134,870
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Colgate-Palmolive Co.                                                 6,860       $    349,431
--------------------------------------------------------------------------------------------------
  Drugs & Health Care - 0.1%
    Celera Genomics Co.*                                                  1,720       $    186,513
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    General Electric Co.                                                 25,800       $  1,514,138
--------------------------------------------------------------------------------------------------
  Electronics - 3.8%
    Altera Corp.*                                                         5,660       $    366,839
    Analog Devices, Inc.*                                                 7,830            786,915
    DuPont Photomasks, Inc.*                                              3,490            264,804
    Flextronics International Ltd.*                                       6,860            571,524
    Intel Corp.                                                          20,060          1,501,992
    KLA-Tencor Corp.*                                                     2,200            144,375
    Lam Research Corp.*                                                   7,670            231,059
    Micron Technology, Inc.*                                             32,610          2,665,867
    Novellus Systems, Inc.*                                               6,660            410,006
    Tektronix, Inc.                                                       7,850            598,072
    Teradyne, Inc.*                                                       4,220            273,509
    Varian Semiconductor Equipment Associates, Inc.*                      4,200            239,925
    Veeco Instruments, Inc.*                                              4,380            392,557
                                                                                      ------------
                                                                                      $  8,447,444
--------------------------------------------------------------------------------------------------
  Entertainment - 1.3%
    Clear Channel Communications, Inc.*                                  12,972       $    938,848
    Infinity Broadcasting Corp., "A"*                                    23,820            902,183
    Time Warner, Inc.                                                     6,320            540,360
    Viacom, Inc., "B"*                                                    6,820            459,071
                                                                                      ------------
                                                                                      $  2,840,462
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Citigroup, Inc.                                                      14,986       $    874,808
    Donaldson, Lufkin & Jenrette, Inc.                                    2,890            255,765
    Financial Federal Corp.*                                             10,730            228,012
    Freddie Mac Corp.                                                    11,400            480,225
    Goldman Sachs Group, Inc.                                             3,770            482,796
    Lehman Brothers Holdings, Inc.                                        1,300            188,500
    Merrill Lynch & Co., Inc.                                             5,340            774,300
    Morgan Stanley Dean Witter & Co.                                      9,070            975,592
                                                                                      ------------
                                                                                      $  4,259,998
--------------------------------------------------------------------------------------------------
  Insurance - 1.1%
    American International Group, Inc.                                    7,240       $    645,265
    Gallagher (Arthur J.) & Co.                                           9,060            443,940
    Hartford Financial Services Group, Inc.                              11,220            747,533
    Marsh & McLennan Cos., Inc.                                           5,160            612,750
                                                                                      ------------
                                                                                      $  2,449,488
--------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Deere & Co., Inc.                                                     9,870       $    325,093
--------------------------------------------------------------------------------------------------
  Media
    Entravision Common Corp.*                                               250       $      4,953
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    American Home Products Corp.                                          7,390       $    400,445
    Bristol-Myers Squibb Co.                                             10,130            536,890
    Pfizer, Inc.                                                         12,647            546,983
                                                                                      ------------
                                                                                      $  1,484,318
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.4%
    Health Management Associates, Inc., "A"*                             23,330       $    380,570
    Illumina Inc.*                                                           20                895
    PE Corp. - PE Biosystems Group                                        4,610            453,509
    Rosetta Inpharmatics Inc.*                                               10                354
                                                                                      ------------
                                                                                      $    835,328
--------------------------------------------------------------------------------------------------
  Oil Services - 1.1%
    Baker Hughes, Inc.                                                   13,750       $    502,734
    Cooper Cameron Corp.*                                                 3,920            305,025
    Global Marine, Inc.*                                                 22,250            718,953
    Halliburton Co.                                                       5,210            276,130
    Noble Drilling Corp.*                                                 7,170            347,745
    Weatherford International, Inc.*                                      8,560            401,785
                                                                                      ------------
                                                                                      $  2,552,372
--------------------------------------------------------------------------------------------------
  Oils - 0.9%
    Conoco, Inc., "A"                                                    16,850       $    424,409
    Santa Fe International Corp.                                         19,400            762,663
    Transocean Sedco Forex, Inc.                                         13,030            778,542
                                                                                      ------------
                                                                                      $  1,965,614
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.1%
    Sepracor, Inc.*                                                       1,650       $    181,500
--------------------------------------------------------------------------------------------------
  Retail - 1.2%
    Best Buy Co., Inc.*                                                   8,550       $    527,962
    CVS Corp.                                                            22,430            832,714
    RadioShack Corp.                                                     11,650            687,350
    Wal-Mart Stores, Inc.                                                15,270            724,371
                                                                                      ------------
                                                                                      $  2,772,397
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Safeway, Inc.*                                                       22,320       $  1,100,655
--------------------------------------------------------------------------------------------------
  Telecommunications - 5.9%
    Allegiance Telecom, Inc.*                                             6,170       $    307,343
    American Tower Corp., "A"*                                           13,180            478,599
    AT&T Corp., "A"*                                                     20,180            431,348
    Avici Systems, Inc.*                                                     30              4,494
    Cabletron Systems, Inc.*                                             16,810            629,324
    CIENA Corp.*                                                          2,800            620,725
    Cisco Systems, Inc.*                                                 34,800          2,388,150
    Corning, Inc.                                                         6,460          2,118,476
    Corvis Corp.*                                                           280             29,068
    Cox Communications, Inc.*                                             9,120            324,330
    EchoStar Communications Corp.*                                       15,470            754,162
    Emulex Corp.*                                                         6,660            697,219
    Metromedia Fiber Network, Inc., "A"*                                 18,340            732,454
    MGC Communications, Inc.*                                             4,080             75,225
    NEXTEL Communications, Inc.*                                          7,810            432,967
    Nextlink Communications, Inc., "A"*                                  13,520            474,045
    NTL, Inc.*                                                           34,038          1,491,290
    SBA Communcations Corp.*                                              3,800            169,575
    Spectrasite Holdings, Inc.*                                           8,000            187,500
    Time Warner Telecom, Inc.*                                            5,820            377,936
    UnitedGlobalCom, Inc.*                                                6,160            236,005
    Williams Communications Group, Inc.*                                  3,300             96,938
    Winstar Communications, Inc.*                                         4,485            120,534
                                                                                      ------------
                                                                                      $ 13,177,707
--------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.2%
    Comcast Corp., "A"*                                                  13,360       $    497,660
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    AES Corp.*                                                           19,640       $  1,252,050
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 61,496,344
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $102,056,091)                                          $130,207,437
--------------------------------------------------------------------------------------------------

Bonds - 33.6%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 23.8%
  Building - 0.5%
    American Standard, Inc., 7.375s, 2008                         $       1,225       $  1,145,375
--------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 1.0%
    Gaylord Container Corp., 9.75s, 2007                          $         175       $    140,000
    Riverwood International Corp., 10.25s, 2006                           1,225          1,212,750
    Silgan Holdings, Inc., 9s, 2009                                         900            819,000
                                                                                      ------------
                                                                                      $  2,171,750
--------------------------------------------------------------------------------------------------
  Energy - 1.1%
    P&L Coal Holdings Corp., 8.875s, 2008                         $       1,225       $  1,203,563
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,250          1,206,250
                                                                                      ------------
                                                                                      $  2,409,813
--------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 7.1%
    FNMA, 7.25s, 2010                                             $      15,633       $ 16,016,477
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Borden, Inc., 9.25s, 2019###                                  $       2,000       $  1,896,780
--------------------------------------------------------------------------------------------------
  Media - 1.5%
    Chancellor Media Corp., 8s, 2008                              $       1,225       $  1,237,250
    Echostar DBS Corp., 9.375s, 2009                                      1,225          1,209,688
    United Pan Europe, 10.875s, 2009                                      1,200          1,020,000
                                                                                      ------------
                                                                                      $  3,466,938
--------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Musicland Group, Inc., 9.875s, 2008                           $         250       $    210,000
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.4%
    Western Wireless Corp., 10.5s, 2007                           $         750       $    780,000
--------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 0.6%
    Crown Castle International Corp., 10.75s, 2011                $       1,200       $  1,248,000
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 10.7%
    U.S. Treasury Notes, 5.5s, 2008###                            $       7,767       $  7,552,165
    U.S. Treasury Notes, 6s, 2009                                        16,428         16,528,046
                                                                                      ------------
                                                                                      $24,080,211
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $ 53,425,344
--------------------------------------------------------------------------------------------------
Foreign Bonds - 9.8%
  Bermuda - 0.6%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                        $       1,225       $  1,237,250
--------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Federal Republic of Brazil, 7.438s, 2009                      $          75       $     66,000
    Federal Republic of Brazil, 8s, 2014                                    287            221,645
    Federal Republic of Brazil, 6s, 2024                                     90             61,875
    Federal Republic of Brazil, 12.25s, 2030                                485            459,538
    Federal Republic of Brazil, 11s, 2040                                   733            602,892
                                                                                      ------------
                                                                                      $  1,411,950
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 7.063s, 2024                   $         735       $    598,106
--------------------------------------------------------------------------------------------------
  France - 0.2%
    Republic of France, 4s, 2002                                  EUR       564       $    492,163
--------------------------------------------------------------------------------------------------
  Germany - 0.4%
    Federal Republic of Germany, 5.375s, 2010                     EUR     1,087       $    969,993
--------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Republic of Italy, 4s, 2004                                   EUR       679       $    571,747
    Republic of Italy, 5.5s, 2010                                         1,220          1,075,807
                                                                                      ------------
                                                                                      $  1,647,554
--------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 8.875s, 2027                              $         735       $    641,287
--------------------------------------------------------------------------------------------------
  Qatar - 0.3%
    State of Qatar, 9.75s, 2030##                                 $         750       $    775,500
--------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##           $         615       $    627,300
--------------------------------------------------------------------------------------------------
  United Kingdom - 6.1%
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)     DEM     1,000       $    431,533
    OTE PLC, 6.125s, 2007 (Industrial)##                          EUR       980            850,693
    Telewest Communications PLC, 9.625s, 2006
      (Cable Television)                                                    550            521,125
    United Kingdom Treasury, 5s, 2004                             GBP     2,486          3,502,722
    United Kingdom Treasury, 5.75s, 2009                                  1,392          2,080,216
    United Kingdom Treasury, 7.25s, 2007                                  3,929          6,243,164
                                                                                      ------------
                                                                                      $ 13,629,453
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 22,030,556
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $76,130,972)                                            $ 75,455,900
--------------------------------------------------------------------------------------------------

Call Options Purchased - 0.5%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Euro/September/0.88                                           EUR     9,528       $     27,432
    Euro/October/0.96                                                    10,744            789,378
    Great British Pound/September/1.42                            GBP    10,508             34,613
    Japanese Yen/Euro/September/93.25                             JPY 1,181,972            139,473
    Japanses Yen/Euro/December/95                                     1,050,497            127,110
--------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $589,065)                                $  1,118,006
--------------------------------------------------------------------------------------------------

Put Options Purchased - 0.1%
--------------------------------------------------------------------------------------------------
    Australian Dollar/September/0.5925                            AUD     3,533       $      8,472
    Australian Dollar/October/0.594                                       3,542             22,382
    Australian Dollar/November/0.605                                      4,445             13,320
    Euro/September/0.925                                          EUR     6,788                  0
    Euro/October/0.96                                                    10,744              3,599
    Euro/October/0.94                                                    10,476             24,054
    Japanese Yen/September/108                                    JPY 1,195,405             43,035
    Japanese Yen/Euro/January/130                                        55,973              1,063
    Japenese Yen/October/109                                          1,218,668             59,715
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $812,257)                                 $    175,640
--------------------------------------------------------------------------------------------------

Short-Term Obligation - 7.4%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Discount Notes,
      due 9/01/00, at Amortized Cost                               $     16,700       $ 16,700,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $196,288,385)                                     $223,656,983
--------------------------------------------------------------------------------------------------

Call Options Written - (0.5)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Australian Dollar/October/0.56                                AUD     4,146       $    (29,796)
    Australian Dollar/May/0.555                                           3,656            (62,313)
    Canadian Dollar/September/1.4                                 CAD    14,837                  0
    Euro/September/0.9                                            EUR     6,604            (90,045)
    Euro/September/0.96                                                  10,744           (795,438)
    Euro/November/0.86                                                    6,207            (50,732)
    Japanese Yen/Euro/September/93.25                             JPY 1,181,972           (139,473)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $854,152)                              $ (1,167,797)
--------------------------------------------------------------------------------------------------

Put Options Written
--------------------------------------------------------------------------------------------------
    Australian Dollar/October/0.59                                AUD     4,369       $    (39,487)
    Euro/September/0.96                                           EUR    10,744               (709)
    Euro/October/0.98                                                    10,922             (2,534)
    Japenese Yen/October/113                                      JPY 1,263,390            (10,107)
--------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $268,865)                               $    (52,837)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.9%                                                    2,032,801
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $224,469,150
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for open futures contracts.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars             GBP  = British Pounds
BRL    = Brazilian Real                 GRD  = Greek Drachma
CAD    = Canadian Dollars               JPY  = Japanese Yen
CHF    = Swiss Francs                   PLN  = Polish Zloty
CLP    = Chilean Peso                   NZD  = New Zealand Dollars
DEM    = Deutsche Marks                 SEK  = Swedish Kronor
DKK    = Danish Kronor                  SGD  = Singapore Dollar
EUR    = Euro                           VEB  = Venezuelan Bolivar

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $196,288,385)          $223,656,983
  Investments of cash collateral for securities loaned, at
    value and identified cost                                       6,695,525
  Cash                                                                 31,078
  Net receivable for forward foreign currency exchange
    contracts to sell                                               1,622,668
  Net receivable for forward foreign currency exchange
   contracts subject to master netting agreements                     318,283
  Receivable for fund shares sold                                     315,166
  Receivable for investments sold                                     263,064
  Interest and dividends receivable                                 1,161,819
  Other assets                                                          3,298
                                                                 ------------
      Total assets                                               $234,067,884
                                                                 ------------
Liabilities:
  Payable to subcustodian for foreign currency, at value
    (identified cost $40,223)                                    $     39,597
  Net payable for forward foreign currency exchange contracts
     to purchase                                                      852,310
  Payable for daily variation margin on open future contracts         171,470
  Payable for fund shares reacquired                                  247,394
  Payable for investments purchased                                   266,893
  Collateral for securities loaned, at value                        6,695,525
  Written options outstanding, at value
    (premiums received, $1,123,017)                                 1,220,634
  Payable to affiliates -
    Management fee                                                      3,726
    Distribution and service fee                                        5,240
    Administrative fee                                                    113
  Accrued expenses and other liabilities                               95,832
                                                                 ------------
      Total liabilities                                          $  9,598,734
                                                                 ------------
Net assets                                                       $224,469,150
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $178,813,390
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   27,389,678
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              14,287,214
  Accumulated undistributed net investment income                   3,978,868
                                                                 ------------
      Total                                                      $224,469,150
                                                                 ============
Shares of beneficial interest outstanding                         11,616,869
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $83,280,030 / 4,299,190 shares of
    beneficial interest outstanding)                                 $19.37
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                 $20.34
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $117,421,584 / 6,085,499 shares of
    beneficial interest outstanding)                                 $19.30
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $23,767,410 / 1,232,173 shares of
    beneficial interest outstanding)                                 $19.29
                                                                     ======
Class I shares:
  Net asset value per share
    (net assets of $126.20 / 6.590 shares of
    beneficial interest outstanding)                                 $19.15
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                      $ 6,337,276
    Dividends                                                       2,013,504
    Foreign taxes withheld                                           (131,639)
                                                                  -----------
      Total investment income                                     $ 8,219,141
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,349,808
    Trustees' compensation                                             44,131
    Shareholder servicing agent fee                                   224,968
    Distribution and service fee (Class A)                            407,454
    Distribution and service fee (Class B)                          1,201,287
    Distribution and service fee (Class C)                            233,332
    Administrative fee                                                 31,288
    Custodian fee                                                     155,632
    Printing                                                           60,355
    Postage                                                            26,504
    Auditing fees                                                      36,042
    Legal fees                                                          3,562
    Miscellaneous                                                     176,018
                                                                  -----------
      Total expenses                                              $ 3,950,381
    Fees paid indirectly                                              (36,524)
                                                                  -----------
      Net expenses                                                $ 3,913,857
                                                                  -----------
        Net investment income                                     $ 4,305,284
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $25,246,660
    Written option transactions                                      (601,413)
    Futures contracts                                              (6,610,588)
    Foreign currency transactions                                   9,139,043
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $27,173,702
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 9,699,930
    Written options                                                   946,211
    Futures                                                           688,094
    Translation of assets and liabilities in foreign
       currencies                                                    (648,729)
                                                                  -----------
      Net unrealized gain on investments and foreign
       currency translation                                       $10,685,506
                                                                  -----------
        Net realized and unrealized gain on investments
          and foreign currency                                    $37,859,208
                                                                  -----------
          Increase in net assets from operations                  $42,164,492
                                                                  ===========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                                             2000             1999
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                  $   4,305,284    $   5,491,965
  Net realized gain on investments and foreign currency transactions                        27,173,702        1,527,023
  Net unrealized gain on investments and foreign currency translation                       10,685,506       25,082,448
                                                                                         -------------    -------------
    Increase in net assets from operations                                               $  42,164,492    $  32,101,436
                                                                                         -------------    -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                                   $  (3,184,009)   $  (3,664,797)
  From net investment income (Class B)                                                      (4,107,829)      (4,776,210)
  From net investment income (Class C)                                                        (795,422)      (1,137,215)
  From net investment income (Class I)                                                          (1,100)          (1,772)
  From net realized gain on investments and foreign -- currency transactions (Class A)            --         (5,161,038)
  From net realized gain on investments and foreign -- currency transactions (Class B)            --         (7,990,161)
  From net realized gain on investments and foreign -- currency transactions (Class C)            --         (2,008,247)
  From net realized gain on investments and foreign -- currency transactions (Class I)            --             (2,125)
                                                                                         -------------    -------------
    Total distributions declared to shareholders                                         $  (8,088,360)   $ (24,741,565)
                                                                                         -------------    -------------
Net decrease in net assets from fund share transactions                                  $ (35,007,342)   $ (64,131,777)
                                                                                         -------------    -------------
      Total decrease in net assets                                                       $    (931,210)   $ (56,771,906)
Net assets:
  At beginning of period                                                                   225,400,360      282,172,266
                                                                                         -------------    -------------
At end of period (including accumulated undistributed net investment income
   of $3,978,868 and $4,248,907, respectively)                                           $ 224,469,150    $ 225,400,360
                                                                                         =============    =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $16.67           $16.36           $18.75           $17.68           $16.63
                                                  ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.41           $ 0.40           $ 0.47           $ 0.46           $ 0.43
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    3.01             1.51            (0.69)            2.19             1.85
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $ 3.42           $ 1.91           $(0.22)          $ 2.65           $ 2.28
                                                  ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.72)          $(0.66)          $(0.72)          $(0.40)          $(0.49)
  From net realized gain on investments
    and foreign currency transactions               --              (0.94)           (1.45)           (1.18)           (0.74)
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.72)          $(1.60)          $(2.17)          $(1.58)          $(1.23)
                                                  ------           ------           ------           ------           ------
Net asset value - end of period                   $19.37           $16.67           $16.36           $18.75           $17.68
                                                  ======           ======           ======           ======           ======
Total return(+)                                    20.81%           12.29%           (1.72)%          15.67%           14.23%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.43%            1.44%            1.44%            1.43%            1.48%
  Net investment income                             2.23%            2.38%            2.57%            2.51%            2.45%
Portfolio turnover                                   144%             184%             127%             128%             202%
Net assets at end of period (000 omitted)        $83,280          $79,908          $97,007         $111,959          $86,457

 (S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income                        --               --               --             $ 0.45           $ 0.42
       Ratios (to average net assets):
         Expenses##                                 --               --               --               1.46%            1.53%
         Net investment income                      --               --               --               2.48%            2.40%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $16.60           $16.31           $18.70           $17.63           $16.58
                                                  ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income                           $ 0.32           $ 0.32           $ 0.38           $ 0.36           $ 0.32
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    3.00             1.48            (0.69)            2.19             1.85
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $ 3.32           $ 1.80           $(0.31)          $ 2.55           $ 2.17
                                                  ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.62)          $(0.57)          $(0.63)          $(0.30)          $(0.38)
  In excess of net investment income                --               --               --               --              (0.74)
  From net realized gain on investments
    and foreign currency transactions               --              (0.94)           (1.45)           (1.18)            --
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.62)          $(1.51)          $(2.08)          $(1.48)          $(1.12)
                                                  ------           ------           ------           ------           ------
Net asset value - end of period                   $19.30           $16.60           $16.31           $18.70           $17.63
                                                  ======           ======           ======           ======           ======
Total return                                       20.20%           11.67%           (2.23)%          15.01%           13.58%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.93%            1.94%            1.94%            1.98%            2.10%
  Net investment income                             1.72%            1.91%            2.06%            1.96%            1.83%
Portfolio turnover                                   144%             184%             127%             128%             202%
Net assets at end of period (000 omitted)       $117,422         $121,009         $147,882         $166,865         $124,399

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                2000              1999              1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $16.59            $16.29            $18.67           $17.62          $16.58
                                                   ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income                            $ 0.31            $ 0.32            $ 0.38           $ 0.36          $ 0.33
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     3.01              1.49             (0.70)            2.18            1.85
                                                   ------            ------            ------           ------          ------
      Total from investment operations             $ 3.32            $ 1.81            $(0.32)          $ 2.54          $ 2.18
                                                   ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.62)           $(0.57)           $(0.61)          $(0.31)         $(0.40)
  From net realized gain on investments
    and foreign currency transactions                --               (0.94)            (1.45)           (1.18)          (0.74)
                                                   ------            ------            ------           ------          ------
      Total distributions declared to
        shareholders                               $(0.62)           $(1.51)           $(2.06)          $(1.49)         $(1.14)
                                                   ------            ------            ------           ------          ------
Net asset value - end of period                    $19.29            $16.59            $16.29           $18.67          $17.62
                                                   ======            ======            ======           ======          ======
Total return                                        20.20%            11.65%            (2.21)%          15.06%          13.62%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.93%             1.94%             1.94%            1.96%           2.03%
  Net investment income                              1.72%             1.93%             2.06%            2.00%           1.89%
Portfolio turnover                                    144%              184%              127%             128%            202%
Net assets at end of period (000 omitted)         $23,767           $24,438           $37,248          $58,074         $33,283

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                      2000               1999               1998               1997*
-------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $16.63             $16.34             $18.74              $17.56
                                                         ------             ------             ------              ------
Income from investment operations# -
  Net investment income                                  $ 0.33             $ 0.48             $ 0.57              $ 0.28
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.01               1.50              (0.70)               1.16
                                                         ------             ------             ------              ------
      Total from investment operations                   $ 3.34             $ 1.98             $(0.13)             $ 1.44
                                                         ------             ------             ------              ------
Less distributions declared to shareholders -
  From net investment income                             $(0.82)            $(0.75)            $(0.82)             $(0.26)
  From net realized gain on investments and
    foreign currency transactions                          --                (0.94)             (1.45)               --
                                                         ------             ------             ------              ------
      Total distributions declared to shareholders       $(0.82)            $(1.69)            $(2.27)             $(0.26)
                                                         ------             ------             ------              ------
Net asset value - end of period                          $19.15             $16.63             $16.34              $18.74
                                                         ======             ======             ======              ======
Total return                                              20.40%             12.73%             (1.21)%              8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.99%              0.94%              0.94%               0.97%+
  Net investment income                                    1.93%              2.84%              3.07%               3.43%+
Portfolio turnover                                          144%               184%               127%                128%
Net assets at end of period (000 omitted)                  --                  $45                $35                 $34

 * For the period from the commencement of the fund's offering of Class I shares, January 7, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Asset Allocation Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $5,825,408. These loans were collateralized by U.S. Treasury securities of $11,052 and cash of $6,695,525 which was invested in the following short-term obligations:

                                                       SHARES/       AMORTIZED
                                                     PRINCIPAL            COST
                                                        AMOUNT       AND VALUE
------------------------------------------------------------------------------
Navigator Securities lending Prime Portfolio         5,343,725      $5,343,725
Salomon Smith Barney Inc.                            1,351,800       1,351,800
                                                                    ----------
Total investments of cash collateral for
  securities loaned                                                 $6,695,525
                                                                    ==========

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $3,513,037 was reclassified to accumulated undistributed net investment income from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 2000, accumulated undistributed net investment income realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and currency.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,308 for the year ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,468 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,253 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,871 and $39,387 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $2,410, $225,114, and $1,362 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                         $ 32,657,304    $ 73,887,667
                                                   ------------    ------------
Investments (non-U.S. government securities)       $266,561,794    $282,927,249
                                                   ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $196,843,126
                                                                   ------------
Gross unrealized appreciation                                      $ 35,997,951
Gross unrealized depreciation                                        (9,184,094)
                                                                   ------------
    Net unrealized appreciation                                    $ 26,813,857
                                                                   ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED AUGUST 31, 2000                 YEAR ENDED AUGUST 31, 1999
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            1,699,499       $  31,019,656             16,688,497       $ 279,541,657
Shares issued to shareholders
  in reinvestment of distributions       154,764           2,840,580                491,452           8,020,670
Shares reacquired                     (2,348,488)        (42,806,593)           (18,317,745)       (308,025,633)
                                   -------------       -------------          -------------       -------------
    Net decrease                        (494,225)      $  (8,946,357)            (1,137,796)      $ (20,463,306)
                                   =============       =============          =============       =============

Class B shares
                                          YEAR ENDED AUGUST 31, 2000                 YEAR ENDED AUGUST 31, 1999
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              538,910       $   9,966,349                700,045       $  11,627,770
Shares issued to shareholders
  in reinvestment of distributions       196,070           3,585,300                677,063          11,008,381
Shares reacquired                     (1,937,422)        (35,355,885)            (3,157,596)        (52,665,663)
                                   -------------       -------------          -------------       -------------
    Net decrease                      (1,202,442)      $ (21,804,236)            (1,780,488)      $ (30,029,512)
                                   =============       =============          =============       =============

Class C shares
                                          YEAR ENDED AUGUST 31, 2000                 YEAR ENDED AUGUST 31, 1999
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              155,065       $   2,920,775                300,463       $   4,987,004
Shares issued to shareholders
  in reinvestment of distributions        31,294             572,472                137,612           2,237,218
Shares reacquired                       (427,005)         (7,699,996)            (1,251,546)        (20,872,773)
                                   -------------       -------------          -------------       -------------
    Net decrease                        (240,646)      $  (4,206,749)              (813,471)      $ (13,648,551)
                                   =============       =============          =============       =============

Class I shares
                                          YEAR ENDED AUGUST 31, 2000                 YEAR ENDED AUGUST 31, 1999
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  237       $       3,937                    396       $       6,605
Shares issued to shareholders
  in reinvestment of distributions            63               1,097                    239               3,891
Shares reacquired                         (3,028)            (55,034)                   (53)               (904)
                                   -------------       -------------          -------------       -------------
    Net increase (decrease)               (2,728)      $     (50,000)                   582       $       9,592
                                   =============       =============          =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $1,989. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                      NUMBER OF
                                                      CONTRACTS      PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                              7   $   884,731
Options written                                              38     4,076,862
Options terminated in closing transactions                  (19)   (2,899,142)
Options exercised                                            (6)     (594,546)
Options expired                                              (9)     (344,888)
                                                            ---     ---------
Outstanding end of period                                    11   $ 1,123,017
                                                            ===   ===========

At August 31, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                      NET
                                                                                               UNREALIZED
                                    CONTRACTS TO                            CONTRACTS        APPRECIATION
       SETTLEMENT DATE           DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Sales          9/13/00      AUD        6,586,040        $ 3,798,356       $ 3,796,441           $    1,915
              06/05/01      BRL       13,836,702          7,013,922         7,155,560             (141,638)
              11/13/00      CLP      799,385,194          1,408,608         1,413,402               (4,794)
               9/13/00      DKK        1,209,221            155,088           144,094               10,994
               9/13/00      EUR       22,836,792         21,502,080        20,274,961            1,227,119
               9/13/00      GBP        8,007,826         11,954,849        11,617,882              336,967
               9/13/00      GRD      585,678,455          1,657,502         1,540,055              117,447
               9/13/00      JPY      891,833,097          8,300,034         8,379,087              (79,053)
               9/13/00      NZD        7,383,236          3,233,857         3,153,424               80,433
               9/13/00      SEK       46,767,123          5,411,296         4,960,219              451,077
               9/13/00      SGD        5,158,482          2,978,338         3,001,054              (22,716)
              10/05/00      DEM    4,893,483,274          6,727,979         7,083,062             (355,083)
                                                        -----------       -----------           ----------
                                                        $74,141,909       $72,519,241           $1,622,668
                                                        ===========       ===========           ==========
Purchases      9/13/00      AUD        6,235,968        $ 3,680,477       $ 3,594,646           $  (85,831)
    9/29/00 - 06/05/01      BRL       22,064,316         11,331,629        11,647,842              316,213
               9/13/00      CHF        5,602,070          3,273,537         3,219,508              (54,029)
              11/13/00      CLP      799,385,194          1,445,281         1,413,402              (31,879)
               9/13/00      EUR       20,257,918         18,925,756        18,225,096             (700,660)
               9/13/00      GBP        8,475,858         12,776,257        12,296,911             (479,346)
               9/13/00      JPY    1,525,010,982         14,317,654        14,328,016               10,362
               9/13/00      NZD          315,379            148,239           134,700              (13,539)
               9/25/00      PLN        9,575,242          2,192,636         2,171,257              (21,379)
              10/05/00      VEB    4,893,483,274          6,875,283         7,083,061              207,778
                                                        -----------       -----------           ----------
                                                        $74,966,749       $74,114,439           $ (852,310)
                                                        ===========       ===========           ==========

At August 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $949,830 with Deutsche Bank and a net payable of $73,276 with Chase and $141,961 with First Boston and $416,310 with Merrill Lynch.

At August 31, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts


                                                                     UNREALIZED
                                                                   APPRECIATION
DESCRIPTION                     EXPIRATION   CONTRACTS  POSITION  (DEPRECIATION)
--------------------------------------------------------------------------------
CAC Index                   September 2000          31     Short      $ (24,522)
DAX Index                   September 2000          10     Short         27,503
FTSE Index                  September 2000         171     Short       (377,851)
Nikkei Index                September 2000         168      Long        (56,533)
S&P 500 Index               September 2000          19      Long        157,556
S&P 500 Barra Growth Index  September 2000          55     Short       (532,543)
S&P 500 Barra Value Index   September 2000          78      Long        145,658
Japanese Government Bonds   December 2000          15      Long        (126,078)
                                                                      ---------
                                                                      $(786,810)
                                                                      =========

At August 31, 2000, the fu nd had sufficient cash and/or securities to cover any margin requirements under these contracts.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Global Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Asset Allocation Fund (the fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Asset Allocation Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                    ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 2000

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 2.41%.

-------------------------------------------------------------------------------

MFS(R) GLOBAL ASSET ALLOCATION FUND

TRUSTEES                                                ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                   Mark E. Bradley*
                                                        Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac              Laura F. Healy*
Surgery, Brigham and Women's Hospital;                  Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                        SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief             Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.              ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                        CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,         State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting           AUDITORS
Group, Inc. (office services)                           Ernst & Young LLP

Arnold D. Scott* - Senior Executive                     INVESTOR INFORMATION
Vice President, Director, and Secretary,                For information on MFS mutual funds, call
MFS Investment Management                               your investment professional or, for an
                                                        information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief                 any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                       Eastern time (or leave a message anytime).
Management
                                                        INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight Resources,       MFS Service Center, Inc.
Inc. (acquisition planning specialists)                 P.O. Box 2281
                                                        Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                      For general information, call toll free:
                                                        1-800-225-2606 any business day from
INVESTMENT ADVISER                                      8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                     For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                   call toll free: 1-800-637-6576 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                             this service, your phone must be equipped with
MFS Fund Distributors, Inc.                             a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                   For share prices, account balances, exchanges,
                                                        or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                  1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                      from a touch-tone telephone.

PORTFOLIO MANAGER                                       WORLD WIDE WEB
Joseph C. Flaherty, Jr.*                                www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

                                                                    ------------
MFS(R) GLOBAL ASSET ALLOCATION FUND                                   BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                             MWA-2  10/00 27.6M 88/288/388/888